UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AMERICAN AIRLINES GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

American Airlines Group Inc.

Annual Meeting of Stockholders

Wednesday, June 11, 2025 9:00 AM, Central Time

Annual Meeting to be held via the internet - please visit www.proxydocs.com/AAL for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/AAL

For a convenient way to view the proxy materials, VOTE, and obtain instructions for how to attend the meeting, go to www.proxydocs.com/AAL.

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 30, 2025. Unless requested, you will not otherwise receive a paper or email copy.

Meeting Materials: Notice of Meeting, Proxy Statement and Annual Report

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 11, 2025. For Stockholders of Record as of April 14, 2025 For Stockholders of record as of April 14, 2025

To request paper materials, use one of the following methods.

Internet:

www.investorelections.com/AAL

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Have the 12 digit control number located in the box above available when you access the website or call and follow the instructions.

SEE REVERSE FOR AN OVERVIEW OF PROPOSALS BEING PRESENTED

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

American Airlines Group Inc. Annual Meeting of Stockholders

Overview of Proposals:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR PROPOSALS 1, 2, 3, AND 4

AGAINST PROPOSAL 5

PROPOSAL

1.	A proposal to elect 12 directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

1.01 Adriane M. Brown

1.02 John T. Cahill

1.03 Kathryn Farmer

1.04 Matthew J. Hart

1.05 Robert D. Isom

1.06 Susan D. Kronick

1.07 Martin H. Nesbitt

1.08 Denise M. O’Leary

1.09 Vicente Reynal

1.10 Gregory D. Smith

1.11 Douglas M. Steenland

1.12 Howard Ungerleider

2.	A proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	A proposal to approve, on a non-binding, advisory basis, executive compensation as disclosed in the Proxy Statement for the 2025 Annual Meeting;

4.	A proposal to approve Amendment No. 1 to the Tax Benefit Preservation Plan;

5.	Advisory vote on stockholder proposal to end participation in the Human Rights Campaign’s Corporate Equality Index;

6.	Such other business as properly may come before the 2025 Annual Meeting of Stockholders or any adjournments or postponements of the Annual Meeting.